UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant      ☒

Filed by a Party other than the Registrant       ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OVERSEAS SHIPHOLDING GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

OVERSEAS SHIPHOLDING GROUP, INC. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 6, 2024 at 9:30 a.m. Eastern Time This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice to Stockholders, Proxy Statement and Annual Report are available at https://viewproxy.com/OSG/2024. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 30, 2024 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL-ONLY ANNUAL MEETING. To the Stockholders of Overseas Shipholding Group, Inc.: The 2024 Annual Meeting of Stockholders of Overseas Shipholding Group, Inc. will be held virtually on June 6, 2024 at 9:30 a.m. Eastern Time. As a Registered Holder, you may attend the Annual Meeting via the Internet: www.osg.com/investors/webcasts-presentations. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Remote Participation in the Annual Meeting.” Voting Items 1. Vote for the Election of Directors: 01. Rebecca K. DeLaet 02. Joseph I. Kronsberg 03. Elaine G. Luria 04. Samuel H. Norton 05. John P. Reddy 06. Julie E. Silcock 07. Douglas D. Wheat 2. Advisory vote to approve the compensation of the Named Executive Officers for 2023. 3. Approval of Amendments to the Company's Amended and Restated By-Laws. 4. Ratification of appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR Proposals 1, 2, 3, and 4. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: Go to https://viewproxy.com/OSG/2024. Have the 11-digit control number available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material. INTERNET TELEPHONE E-MAIL You must use the 11-digit control number located in the box below to vote via internet or to request proxy materials. CONTROL NUMBER REMOTE PARTICIPATION IN THE ANNUAL MEETING Our Annual Meeting will be held virtually on Thursday, June 6, 2024 at 9:30 a.m. Eastern Time. To participate in the Annual Meeting, dial (844) 850-0546 for U.S. callers, and (412) 317-5203 for international callers. Please dial in ten minutes prior to the start of the call. Stockholders and other interested parties can listen to a live webcast of the Annual Meeting through the Investor Relations section of OSG's website at www.osg.com. We urge you to vote as soon as possible by telephone or over the Internet. If you wish to vote on the date of the Annual Meeting, or to change your vote, you may do so by sending an email to investor-relations@osg.com prior to 9:35 a.m. (ET) and attaching your proxy card, or if your shares are held by a bank, broker, or other nominee, your voting instruction form and the legal proxy provided by your bank, broker, or other nominee. This information is necessary in order for your vote to be counted. If your email is not received by 9:35 a.m. (ET) on Thursday, June 6, 2024, your vote will not be counted (or your change of vote will not be effective). To Request and Receive a Paper or E-Mail Copy of the Company’s 2024 Proxy Statement and 2023 Annual Report: By Internet: https://viewproxy.com/OSG/2024 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com Please include the company name and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.